TRANSPARENT VALUE TRUST

Transparent Value Dow Jones RBP® U.S. Large-Cap Aggressive Index Fund, Transparent Value Dow Jones RBP® U.S. Large-Cap Core Index Fund, Transparent Value Dow Jones RBP® U.S. Large-Cap Defensive Index Fund, Transparent Value Dow Jones RBP® U.S. Dividend Index Fund, Transparent Value Dow Jones RBP® U.S. Large-Cap Growth Index Fund, Transparent Value Dow Jones RBP® U.S. Large-Cap Market Index Fund and Transparent Value Dow Jones RBP® U.S. Large-Cap Value Index Fund, each a series of Transparent Value Trust.

SUPPLEMENT DATED NOVEMBER 27, 2012

TO THE PROSPECTUS DATED JANUARY 28, 2012

Changes to Principal Risks:

The following principal risk shall be added as a principal risk of the Transparent Value Dow Jones RBP® U.S. Large-Cap Market Index Fund as contained in the section titled “Principal Risks” on pages 36 and 37 of the Prospectus:

Consumer Services Sector Risk - As of September 30, 2012, the Index concentrated in the consumer services sector. The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services sector depends heavily on disposable household income and consumer spending. Companies in the consumer services sector may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer products.

The following principal risk shall be added as a principal risk of the Transparent Value Dow Jones RBP® U.S. Large-Cap Defensive Index Fund as contained in the section titled “Principal Risks” on pages 17 and 18 of the Prospectus:

Financial Sector Risk – As of September 30, 2012, the Index was concentrated in the financial sector.  A fund that concentrates in the financial sector may be subject to greater risks than a portfolio without such a concentration.  Such a fund will be particularly subject to the risks associated with regulatory developments in, or related to, the financial sector.  The financial sector consists of comparatively narrow segments of the economy and, therefore, a fund that concentrates its investments in this sector may experience greater volatility than funds investing in a broader range of sectors. In addition, companies in the financial sector may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations affecting the financial sector.  The value of a fund’s shares is particularly vulnerable to factors affecting the financial sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition.

The following information replaces the first paragraph under the section entitled  “Purchasing, Selling and Exchanging Fund Shares - How to Purchase Fund Shares” on page 55 of the Prospectus:

Class A Shares and Class C Shares are offered primarily through authorized securities brokers and other financial intermediaries. Class I Shares are offered primarily for direct investment by pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high-net worth individuals. Class I Shares may also be offered through certain financial intermediaries. Class F-1 Shares may be purchased by institutional investors such as corporations, employer-sponsored retirement plans, endowments, foundations, insurance products, bank/trust products, and broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts. Class F-1 Shares may also be purchased through financial intermediaries who have entered into an agreement with the Funds’ distributor to offer shares to self-directed investment brokerage accounts that may or may not charge transaction fees.  In addition, retail investors may purchase Class F-1 Shares directly from the Funds, at the Funds’ discretion.

The following information replaces the information contained in the section entitled “Purchasing, Selling and Exchanging Fund Shares - How to Exchange Fund Shares” on page 60 of the Prospectus:

You may exchange shares of any one Class of a Fund for the same Class of any other Fund.  In addition, you may exchange your Class A Shares or Class C Shares of a Fund for Class I Shares of the same Fund, provided that (1) you hold your shares through an institution that has a valid Class I Shares sales agreement with the Fund’s distributor authorizing such an exchange and (2) you are eligible to invest in Class I Shares in accordance with the criteria set forth in this prospectus. In addition, Class C shareholders must have held the Class C shares being exchanged for a minimum of one year from the date of purchase of those shares.  Any such exchange is subject to the Funds' discretion to accept or reject the exchange.

If you purchased Class A Shares subject to a sales load, you will not be reimbursed the sales load upon exchange of the shares for Class I Shares of the same Fund.

You will ordinarily submit your exchange transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account.  If you own your shares directly, you may exchange your shares by contacting the Funds directly by mail or telephone at 1-888-727-6885.

The exchange privilege is not intended as a vehicle for short-term or excessive trading.  A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see “Excessive Trading Policies and Procedures.”

If you exchange your shares of a Fund for shares of another class of the same Fund, it is not considered a taxable event and should not result in capital gain or loss. If you exchange your shares of a Fund for shares of another Fund, it is considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.